UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2006

AFG INVESTMENT TRUST D LIQUIDATING TRUST
(Exact name of registrant as specified in its charter)

Delaware	0-25648	04-3157233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1050 Waltham Street	Lexington, MA	02421
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (781) 676-0009

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01 Other Events.

On September 29, 2006 AFG Investment Trust D Liquidating Trust (“the Liquidating Trust”) declared a $1,420,000 cash distribution to the beneficial interest holders of the Liquidating Trust on that date to be paid on or before October 13, 2006. The cash for the distribution primarily came from the payment to the Liquidating Trust on September 8, 2006 for the sale of the Trust’s interest in EFG/Kettle Development L.L.C.. The distribution represents approximately $0.536 per Class A beneficial interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFG INVESTMENT TRUST D LIQUIDATING TRUST By AFG ASIT Corporation, Manager of the Registrant by appointment of Wilmington Trust Company, Liquidating Trustee
By: /s/ Richard K Brock
Date: October 3, 2006	Richard K Brock Chief Financial Officer